CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (USD $)	12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014	Mar. 31, 2013
Income Statement [Abstract]
Net Sales	$ 1,286,350,000	$ 1,340,208,000	$ 1,276,297,000
Costs and Expenses:
Cost of Product Sold	1,203,193,000	1,249,245,000	1,134,985,000
Selling and Administrative	67,381,000	70,129,000	68,852,000
Plant Restructuring	1,376,000	501,000	3,497,000
Other Operating (Income) Expense	(4,748,000)	(3,271,000)	(1,971,000)
Total Costs and Expenses	1,267,202,000	1,316,604,000	1,205,363,000
Operating Income (Loss)	19,148,000	23,604,000	70,934,000
Earnings from equity investment	(628,000)
Interest Expense, Net	5,656,000	6,262,000	7,486,000
Earnings (Loss) Before Income Taxes	14,120,000	17,342,000	63,448,000
Income Taxes Expense (Benefit)	4,221,000	3,563,000	22,035,000
Net Earnings (Loss)	$ 9,899,000	$ 13,779,000	$ 41,413,000
Basic Earnings (Loss) per Common Share	$ 0.91	$ 1.24	$ 3.59
Diluted Earnings (Loss) per Common Share	$ 0.9	$ 1.23	$ 3.57